UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934
June 25, 2020
Date of Report (Date of earliest event reported)

CRITEO S.A.
(Exact name of registrant as specified in its charter)

France	001-36153	Not Applicable
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

32 Rue Blanche	Paris	France	75009
(Address of principal executive offices)			(Zip Code)
+33 14 040 2290
Registrant’s telephone number, including area code

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
American Depositary Shares, each representing one ordinary share, nominal value €0.025 per share	CRTO	Nasdaq Global Select Market
Ordinary Shares, nominal value €0.025 per share*		Nasdaq Global Select Market

*Not for trading, but only in connection with the registration of the American Depositary Shares.

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

ITEM 5.03	Amendment to Bylaws

On June 25, 2020, the shareholders of Criteo S.A. (the "Company") amended and restated the by-laws (statuts) of the Company, effective immediately. Article 12 of the by-laws has been amended to comply with the new legal provisions of the French Commercial Code to provide to the board of directors the faculty to take certain decisions by written consultation. Article 13 of the by-laws has been amended to comply with the new provisions of the “Loi Pacte” relating to the attribution of the board of directors. Article 19 of the by-laws has been amended to comply with the new legal provisions of the French Commercial Code relating to the methods of determination of the required majority for the adoption of resolutions by general shareholder’ meetings.

The foregoing description is qualified in its entirety by the amended by-laws, the English translation of which is attached hereto as Exhibit 3.1 and incorporated herein by reference.

ITEM 5.07	Submission of Matters to a Vote of Security Holders

On June 25, 2020, the Company held its 2020 Annual Combined General Meeting of Shareholders (the "2020 Annual General Meeting") in closed session. The number of votes cast for and against and the number of abstentions with respect to each matter voted upon at the 2020 Annual General Meeting are set forth below. Because none of the matters voted upon at the 2020 Annual General Meeting were considered “routine” under relevant stock exchange rules, brokers were not permitted to exercise discretion with respect to any matter; accordingly, there were no broker non-votes with respect to any matter.

1.The resolution renewing the term of office of Mr. Jean-Baptiste Rudelle as Director was approved, based upon the following votes:

Voted For	Voted Against	Abstained
56,498,323	4,938,627	41,636

2.The resolution renewing the term of office of Mr. James Warner as Director was approved, based upon the following votes:

Voted For	Voted Against	Abstained
59,884,089	1,552,439	42,058

3.The resolution renewing the term of office of Mr. Edmond Mesrobian as Director was approved, based upon the following votes:

Voted For	Voted Against	Abstained
60,753,197	683,331	42,058

4.The resolution renewing the term of office of Ms. Marie Lalleman as Director was approved, based upon the following votes:

Voted For	Voted Against	Abstained
60,798,189	638,419	41,978

5.The resolution approving, on a non-binding advisory basis, the compensation for the named executive officers of the Company, was approved, based upon the following votes:

Voted For	Voted Against	Abstained
54,322,634	7,085,837	70,115

6.The resolution approving the statutory financial statements for the fiscal year ended December 31, 2019 was approved, based upon the following votes:

Voted For	Voted Against	Abstained
61,319,679	4,709	154,198

7.The resolution approving the consolidated financial statements for the fiscal year ended December 31, 2019 was approved, based upon the following votes:

Voted For	Voted Against	Abstained
61,319,868	4,509	154,209

8.The resolution approving the allocation of profits for the fiscal year ended December 31, 2019 was approved, based upon the following votes:

Voted For	Voted Against	Abstained
61,421,496	10,570	46,520

9.The resolution approving an agreement referred to in Articles L. 225-38 et seq. of the French Commercial Code (Indemnification agreement entered into with Ms. Marie Lalleman) was approved, based upon the following votes:

Voted For	Voted Against	Abstained
41,928,991	19,382,962	160,383

10.The resolution approving an agreement referred to in Articles L. 225-38 et seq. of the French Commercial Code (Indemnification agreement entered into with Ms. Megan Clarken) was approved, based upon the following votes:

Voted For	Voted Against	Abstained
41,935,287	19,382,636	160,663

11.The resolution approving an agreement referred to in Articles L. 225-38 et seq. of the French Commercial Code (Consultancy agreement entered into with the company Rocabella) was approved, based upon the following votes:

Voted For	Voted Against	Abstained
41,480,888	18,747,853	54,892

12.The resolution delegating authority to the board of directors to execute a buyback of Company stock in accordance with Article L. 225-209-2 of the French Commercial Code was approved, based upon the following votes:

Voted For	Voted Against	Abstained
61,293,092	81,369	104,125

13.The resolution delegating authority to the board of directors to reduce the Company’s share capital by cancelling shares as part of the authorization to the board of directors allowing the Company to buy back its own shares in accordance with the provisions of Article L. 225-209-2 of the French Commercial Code was approved, based upon the following votes:

Voted For	Voted Against	Abstained
61,043,721	382,864	52,001

14.The resolution authorizing the board of directors to reduce the Company’s shares capital by cancelling shares acquired by the Company in accordance with the provisions of Article L. 225-208 of the French Commercial Code was approved, based upon the following votes:

Voted For	Voted Against	Abstained
60,952,884	471,846	53,856

15.The resolution delegating authority to the board of directors to reduce the share capital by way of a buyback of Company stock followed by the cancellation of the repurchased stock was approved, based upon the following votes:

Voted For	Voted Against	Abstained
57,457,386	3,914,225	106,975

16.The resolution authorizing the board of directors to grant options to subscribe for new Ordinary Shares (OSAs) or options to purchase Ordinary Shares (OAAs) of the Company, pursuant to the provisions of Articles L. 225-177 et seq. of the French Commercial Code without shareholders' preferential subscription right was approved, based upon the following votes:

Voted For	Voted Against	Abstained
49,113,179	12,319,165	46,242

17.The resolution authorizing the board of directors to grant time-based restricted stock units to employees and corporate officers of the Company and employees of its subsidiaries pursuant to the provisions of Articles L.225-197-1 et seq. of the French Commercial Code, without shareholders' preferential subscription right was approved, based upon the following votes:

Voted For	Voted Against	Abstained
49,506,548	11,927,782	44,256

18.The resolution authorizing the board of directors to grant performance-based restricted stock units from time to time to employees and corporate officers of the Company and employees of its subsidiaries, pursuant to the provisions of Articles L.225-197-1 et seq. of the French Commercial Code, without shareholders' preferential subscription right was approved, based upon the following votes:

Voted For	Voted Against	Abstained
49,440,955	11,992,992	44,639

19.The resolution approving the maximum number of shares that may be issued or acquired pursuant to the authorizations and delegations pursuant to items 16 to 18 above was approved, based upon the following votes:

Voted For	Voted Against	Abstained
49,519,383	11,914,115	45,088

20.The resolution delegating authority to the board of directors to increase the Company’s share capital by issuing ordinary shares, or any securities giving access to the Company’s share capital, while preserving the shareholders’ preferential subscription rights was approved, based upon the following votes:

Voted For	Voted Against	Abstained
56,837,169	4,596,248	45,169

21.The resolution delegating authority to the board of directors to increase the Company’s share capital by issuing ordinary shares, or any securities giving access to the Company’s share capital, through a public offering, without shareholders’ preferential subscription rights was approved, based upon the following votes:

Voted For	Voted Against	Abstained
59,807,929	1,625,288	45,369

22.The resolution delegating authority to the board of directors to increase the Company’s share capital by issuing ordinary shares, or any securities giving access to the Company’s share capital, for the benefit of a category of persons meeting predetermined criteria (underwriters), without shareholders’ preferential subscription rights was approved, based upon the following votes:

Voted For	Voted Against	Abstained
60,104,518	1,328,691	45,377

23.The resolution delegating authority to the board of directors to increase the number of securities to be issued as a result of a share capital increase with or without shareholders’ preferential subscription rights pursuant to items 20 to 22 above, and pursuant to the delegation adopted by the 24th Resolution of the Shareholders’ Meeting held on May 16, 2019 was approved, based upon the following votes:

Voted For	Voted Against	Abstained
5,609,811,000	533,482,600	4,565,000

24.The resolution delegating authority to the board of directors to increase the Company’s share capital by way of issuing shares and securities giving access to the Company’s share capital for the benefit of members of a Company savings plan (plan d'épargne d’entreprise) was approved, based upon the following votes:

Voted For	Voted Against	Abstained
58,821,800	2,610,819	45,967

25.The resolution approving the overall limits on the amount of ordinary shares to be issued pursuant to items 20 to 22 and 24 above and to item 27 below was approved, based upon the following votes:

Voted For	Voted Against	Abstained
61,409,859	22,731	45,996

26.The resolution delegating authority to the board of directors to decide on any merger-absorption, split or partial asset contribution pursuant to the provisions of Article L. 236-9 II of the French Commercial Code was approved, based upon the following votes:

Voted For	Voted Against	Abstained
58,220,478	3,212,764	45,344

27.The resolution delegating authority to the board of directors to increase the Company’s share capital by way of issuing shares or securities giving access to the Company’s share capital in the scope of a merger-absorption decided by the board of directors pursuant to item 26 above was approved, based upon the following votes:

Voted For	Voted Against	Abstained
58,325,577	3,108,473	44,536

28.The resolution approving amendment of Article 12 of the by-laws “Board of Directors’ meetings” to comply with the new legal provisions of the French Commercial Code to provide to the board of directors the faculty to take certain decisions by written consultation was approved, based upon the following votes:

Voted For	Voted Against	Abstained
61,422,392	11,211	44,983

29.The resolution approving amendment of Article 13 of the by-laws “powers of the Board of Directors” to comply with the new provisions of the “Loi Pacte” relating to the attribution of the board of directors was approved, based upon the following votes:

Voted For	Voted Against	Abstained
61,419,952	13,402	45,232

30.The resolution approving amendment of Article 19 of the by-laws “general shareholders’ meetings” to comply with the new legal provisions of the French Commercial Code relating to the methods of determination of the required majority for the adoption of resolutions by general shareholder’ meetings was approved, based upon the following votes:

Voted For	Voted Against	Abstained
61,424,023	10,499	44,064

ITEM 9.01	Financial Statements and Exhibits.

(d)	Exhibits

Exhibit Number	Description
3.1	By-laws (statuts) (English translation)
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Criteo S.A.

Date: June 26, 2020	By:	/s/ Ryan Damon
	Name:	Ryan Damon
	Title:	Executive Vice President, General Counsel and Secretary